Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Six Months Ended
	6/30/2007	6/30/2006	% Chg	6/30/2007	6/30/2006	% Chg
Operating Revenues
Voice	$10,378	$8,509	22.0%	$20,833	$17,124	21.7%
Data	5,746	4,534	26.7%	11,401	9,035	26.2%
Wireless service	9,513	8	-	18,583	16	-
Directory	1,155	909	27.1%	2,177	1,810	20.3%
Other	2,686	1,810	48.4%	5,453	3,541	54.0%
Total Operating Revenues	29,478	15,770	86.9%	58,447	31,526	85.4%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	11,478	7,163	60.2%	22,730	14,527	56.5%
Selling, general and administrative	7,640	3,517	-	15,077	7,226	-
Depreciation and amortization	5,416	2,486	-	11,032	4,978	-
Total Operating Expenses	24,534	13,166	86.3%	48,839	26,731	82.7%
Operating Income	4,944	2,604	89.9%	9,608	4,795	-
Interest Expense	879	472	86.2%	1,752	936	87.2%
Interest Income	39	95	-58.9%	74	180	-58.9%
Equity in Net Income of Affiliates	210	455	-53.8%	383	789	-51.5%
Other Income (Expense) - Net	88	15	-	557	26	-
Income Before Income Taxes	4,402	2,697	63.2%	8,870	4,854	82.7%
Income Taxes	1,498	889	68.5%	3,118	1,601	94.8%
Net Income	$2,904	$1,808	60.6%	$5,752	$3,253	76.8%

Basic Earnings Per Share:
Net Income	$0.47	$0.47	-	$0.93	$0.84	10.7%
Weighted Average Common
Shares Outstanding (000,000)	6,145	3,886	58.1%	6,184	3,884	59.2%

Diluted Earnings Per Share:
Net Income	$0.47	$0.46	2.2%	$0.92	$0.83	10.8%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	6,195	3,905	58.6%	6,230	3,903	59.6%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Six Months Ended

Wireline	6/30/2007	6/30/2006	% Chg	6/30/2007	6/30/2006	% Chg
Segment Operating Revenues
Voice	$ 10,586	$ 8,509	24.4%	$ 21,263	$ 17,124	24.2%
Data	5,980	4,534	31.9%	11,842	9,035	31.1%
Other	1,427	1,393	2.4%	2,874	2,698	6.5%
Total Segment Operating Revenues	17,993	14,436	24.6%	35,979	28,857	24.7%

Segment Operating Expenses
Cost of sales	7,623	6,681	14.1%	15,181	13,577	11.8%
Selling, general and administrative	3,959	3,303	19.9%	8,052	6,748	19.3%
Depreciation and amortization	3,300	2,438	35.4%	6,740	4,879	38.1%
Total Segment Operating Expenses	14,882	12,422	19.8%	29,973	25,204	18.9%
Segment Income	$ 3,111	$ 2,014	54.5%	$ 6,006	$ 3,653	64.4%

Wireless *
Segment Operating Revenues
Service revenues	$ 9,540	$ 8,302	14.9%	$ 18,632	$ 16,315	14.2%
Equipment sales	855	923	-7.4%	1,760	1,898	-7.3%
Total Segment Operating Revenues	10,395	9,225	12.7%	20,392	18,213	12.0%

Segment Operating Expenses
Cost of services and equipment sales	3,941	3,846	2.5%	7,611	7,493	1.6%
Selling, general and administrative	3,040	2,757	10.3%	5,953	5,603	6.2%
Depreciation and amortization	1,810	1,605	12.8%	3,701	3,292	12.4%
Total Segment Operating Expenses	8,791	8,208	7.1%	17,265	16,388	5.4%
Segment Operating Income	1,604	1,017	57.7%	3,127	1,825	71.3%
Equity in Net Income (Loss) of Affiliates **	(50)	(28)	-78.6%	(91)	(63)	-44.4%
Segment Income	$ 1,554	$ 989	57.1%	$ 3,036	$ 1,762	72.3%

* Results include 100% of AT&T Mobility's actual results
** Includes minority interest recorded as Other Income (Expense) - Net on the Consolidated Statements of Income

Advertising & Publishing
Segment Operating Revenues	$ 1,478	$ 918	61.0%	$ 2,921	$ 1,833	59.4%

Segment Operating Expenses
Cost of sales	386	288	34.0%	841	576	46.0%
Selling, general and administrative	406	140	-	685	291	-
Depreciation and amortization	263	-	-	505	1	-
Total Segment Operating Expenses	1,055	428	-	2,031	868	-
Segment Operating Income	423	490	-13.7%	890	965	-7.8%
Equity in Net Income (Loss) of Affiliates	-	(6)	-	-	(11)	-
Segment Income	$ 423	$ 484	-12.6%	$ 890	$ 954	-6.7%

Other ***
Segment Operating Revenues	$ 558	$ 455	22.6%	$ 1,102	$ 921	19.7%
Segment Operating Expenses	564	356	58.4%	1,028	746	37.8%
Segment Operating Income (Loss)	(6)	99	-	74	175	-57.7%
Equity in Net Income of Affiliates	202	446	-54.7%	374	777	-51.9%
Segment Income	$ 196	$ 545	-64.0%	$ 448	$ 952	-52.9%

*** Equity in Net Income of Affiliates includes our 60% proportionate share of AT&T Mobility's results in 2006

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	6/30/07	12/31/06
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$ 2,570	$ 2,418
Accounts receivable - net of allowances for
uncollectibles of $1,371 and $1,276	15,368	16,194
Prepaid expenses	1,743	1,477
Deferred income taxes	2,360	3,034
Other current assets	2,352	2,430
Total current assets	24,393	25,553
Property, Plant and Equipment - Net	94,055	94,596
Goodwill	67,072	67,657
Licenses	35,370	34,252
Customer Lists and Relationships - Net	16,683	18,922
Other Intangible Assets - Net	6,064	6,566
Investments in Equity Affiliates	2,342	1,995
Postemployment Benefit	14,519	14,228
Other Assets	6,848	6,865
Total Assets	$ 267,346	$ 270,634

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$ 7,701	$ 9,733
Accounts payable and accrued liabilities	22,738	25,508
Accrued taxes	5,932	3,026
Dividends payable	2,168	2,215
Total current liabilities	38,539	40,482
Long-Term Debt	53,970	50,063
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	20,475	27,406
Postemployment benefit obligation	28,609	28,901
Unamortized investment tax credits	166	181
Other noncurrent liabilities	13,926	8,061
Total deferred credits and other noncurrent liabilities	63,176	64,549

Stockholders' Equity
Common shares issued ($1 par value)	6,495	6,495
Capital in excess of par value	91,277	91,352
Retained earnings	31,706	30,375
Treasury shares (at cost)	(12,751)	(7,368)
Accumulated other comprehensive income	(5,066)	(5,314)
Total stockholders' equity	111,661	115,540
Total Liabilities and Stockholders' Equity	$ 267,346	$ 270,634

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents
Unaudited	Six Months Ended
	6/30/07	6/30/06
Operating Activities
Net income	$5,752	$3,253
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	11,032	4,978
Undistributed earnings from investments in equity affiliates	(344)	(752)
Provision for uncollectible accounts	738	320
Amortization of investment tax credits	(15)	(14)
Deferred income tax (benefit) expense	(546)	65
Net gain on sales of investments	(64)	(10)
Gain on license exchange	(409)	-
Changes in operating assets and liabilities:
Accounts receivable	87	545
Other current assets	(665)	(84)
Accounts payable and accrued liabilities	(287)	(1,376)
Stock-based compensation tax benefit	(107)	(5)
Other - net	(171)	233
Total adjustments	9,249	3,900
Net Cash Provided by Operating Activities	15,001	7,153

Investing Activities
Construction and capital expenditures	(7,460)	(4,042)
Net investments in affiliates	-	(717)
Dispositions	520	55
Acquisitions, net of cash acquired	(221)	(115)
Proceeds from sale of marketable securities	471	-
Proceeds from sale of debt and equity securities	227	-
Investments in debt and equity securities	(189)	-
Other	17	7
Net Cash Used in Investing Activities	(6,635)	(4,812)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(1,993)	1,020
Issuance of long-term debt	5,924	1,491
Repayment of long-term debt	(2,065)	(2,540)
Purchase of treasury shares	(6,904)	(148)
Issuance of treasury shares	1,252	236
Dividends paid	(4,414)	(2,581)
Stock-based compensation tax benefit	107	5
Other	(121)	49
Net Cash Used in Financing Activities	(8,214)	(2,468)

Net increase (decrease) in cash and cash equivalents	152	(127)
Cash and cash equivalents beginning of year	2,418	1,224
Cash and Cash Equivalents End of Period	$2,570	$1,097

Financial Data

AT&T Inc.
Supplementary Operating Data
Dollars in millions
Unaudited	Three Months Ended		Six Months Ended
	6/30/2007	6/30/2006	6/30/2007	6/30/2006

In-Region [1]
Total Consumer Revenue Connections (000)
Retail Consumer Access Lines			36,398	25,990
Broadband Connections:
Consumer DSL Lines			11,202	6,570
U-verse High-Speed Internet Access			50	1
Satellite Broadband			8	-
Video Connections: [2]
DISH/ DirecTV Connections			1,846	590
U-verse Video Connections			51	-
Total Consumer Revenue Connections (000)			49,555	33,151

Switched Access Lines (000)
Retail Consumer - Primary			32,159	22,310
Retail Consumer - Additional			4,239	3,680
Retail Business [5]			23,043	16,727
Retail [5]			59,441	42,717

Wholesale [3,5]			4,342	4,913
Coin [4]			295	281
Total Switched Access Lines (000)			64,078	47,911

Unbundled Loops (000)			2,081	1,640
DSL Lines in Service (000)			13,203	7,774
Net DSL Line Additions (000)	361	342	1,042	853
Video Connections (000) [2]			1,897	590
Net Video Connection Additions (000) [2]	200	41	387	77

Wireless
Wireless Voice Customers (000)			63,673	57,308
Net Customer Additions (000)	1,456	1,498	2,647	3,177
M&A Activity, Partitioned Customers and Other Adjs.	-	-	64	(13)
POPs (000,000)			299	296

[1]	In-region represents access lines served by AT&T's incumbent local exchange companies.
[2]	Video Connections include sales under agency agreement with EchoStar and DirecTV customers and U-verse connections.
[3] Wholesale lines include 0.6 million lines purchased by AT&T Corp. at 6/30/07.
[4] Coin includes both retail and wholesale access lines.
[5] Prior year amounts restated to conform to current period reporting methodology.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliations
Wireless Segment Adjusted [1] OIBDA
Dollars in Millions
unaudited

Quarter Ended June 30, 2007		Adjusting Items
	GAAP	Integration Costs	Intangible Amortization	Adjusted
Service Revenue	$ 9,540			$ 9,540
Equipment Revenue	855			855
Total Operating Revenues	$ 10,395	$ -	$ -	$ 10,395

Operating Expenses
Cost of Services and Equipment Sales	3,941	(48)	-	3,921
Selling, General and Administrative	3,040	(115)	-	2,897
Depreciation and Amortization	1,810	(83)	(737)	990
Total Operating Expenses	8,791	(246)	(737)	7,808

Operating Income	1,604			2,587

Plus: Depreciation and Amortization	1,810			990
OIBDA	3,414			3,577
OIBDA as a % of Service Revenue	35.8%			37.5%

Quarter Ended June 30, 2006		Adjusting Items
	GAAP	Integration Costs	Intangible Amortization	Adjusted
Service Revenue	$ 8,302			$ 8,302
Equipment Revenue	923			923
Total Operating Revenues	$ 9,225	$ -	$ -	$ 9,225

Operating Expenses
Cost of Services and Equipment Sales	3,846	(67)	-	3,779
Selling, General and Administrative	2,757	(19)	-	2,738
Depreciation and Amortization	1,605	(77)	(336)	1,192
Total Operating Expenses	8,208	(163)	(336)	7,709

Operating Income	1,017			1,516

Plus: Depreciation and Amortization	1,605			1,192
OIBDA	2,622			2,708
OIBDA as a % of Service Revenue	31.6%			32.6%

1 OIBDA is defined as operating income (loss) before depreciation and amortization. OIBDA differs from segment operating income (loss), as calculated in accordance with GAAP, in that it excludes depreciation and amortization. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment, or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP. Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.